Chase Vista Bond Funds
                        Supplement Dated November 1, 2000
                            Institutional Share Class
                       Prospectus Dated February 28, 2000


On October 24, 2000, the Board of Trustees of the Chase Vista Funds approved the following reorganizations:

Current Fund                                 Successor Fund
------------                                 --------------
Chase Vista Bond Fund                        Chase Vista Select Bond Fund
Chase Vista US Government Securities Fund    Chase Vista US Treasury Income Fund

Shareholders of record of each Current Fund as of November 10, 2000 will be mailed a proxy statement giving them the opportunity to vote on a proposed reorganization at a special shareholders' meeting on January 26, 2001. Under each proposal, the Current Fund will transfer all of its assets and liabilities to the Successor Fund listed across from it in the table above in exchange for shares of the Successor Fund. As a result, the Current Fund shareholders would receive a number Institutional class shares of the Successor Fund with a total net asset value equal on the date of the exchange to the total net asset value of the shareholders' Current Fund shares. For the Chase Vista US Treasury Income Fund, the Institutional Class shares will be newly created. If approved by the shareholders, the reorganization will take place on Monday, February 19, 2001 or another date recommended by the Board of Trustees of the Chase Vista Funds.